Commitments and contingencies	12 Months Ended
Dec. 31, 2012
Commitments and contingencies
Commitments and contingencies

14. Commitments and contingencies

Operating Leases Agreements

The Group leases office space and certain equipment under non-cancellable operating lease agreements that expire at various dates through December 2020. Those lease agreements provide for periodic rental increases based on both contractual incremental rates and inflation rates adjustments over the leased periods. During the three years ended December 31, 2010, 2011 and 2012, the Company incurred rental expenses amounting to $522,471, $3,153,903 and $7,500,451, respectively.

As of December 31, 2012, minimum lease payments under all non-cancellable leases were as follows:

$
Year ending December 31, 2013	13,581,686
Year ending December 31, 2014	15,323,926
Year ending December 31, 2015	12,272,267
Year ending December 31, 2016	11,648,350
Year ending December 31, 2017	11,648,350
Over December 31, 2017	20,723,438
Total minimum lease payments	85,198,017

Capital commitment

As of December 31, 2012, the Group had contracted for capital expenditures of $1,096,251.

Contingencies

The Group is subject to periodic legal or administrative proceedings in the ordinary course of business. The Group does not believe that any currently pending legal proceeding to which the Group is a party will have a material effect on its business, results of operations or cash flows.

The Group has not made adequate social welfare payments as required under applicable PRC labor laws. Accrual for the amounts under-paid has been made in the reported periods and amounted to $1,559,125 and $2,189,601 as of December 31, 2011 and 2012, respectively. However, accruals for the interest on underpayments and penalties that may be imposed by the relevant PRC government authorities have not been made in the financial statements as management considered that it is not probable the relevant PRC government authorities will impose any significant interests or penalties.